Pursuant to Rule 497(e)
Registration No. 002-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

Supplement dated September 17, 2008, to the Prospectus dated April 29, 2008

Effective as of the close of business on September 17, 2008, the SunAmerica Municipal Money Market Fund (the “Municipal Money Market Fund”), a series of the SunAmerica Money Market Funds, Inc., is no longer accepting orders to purchase Class B and Class C shares, including from existing shareholders. In connection with the closing of Class B and Class C shares of the Municipal Money Market Fund, any outstanding Class B and Class C shares as of the close of business on September 17, 2008 will be converted to Class A shares of the Municipal Money Market Fund.

Effective September 18, 2008, the first sentence in the section titled “Reinstatement Privilege” on page 9 of the prospectus is hereby deleted and replaced with the following:

“If you sell shares of a Fund, within one year after the sale you may invest some or all of the proceeds in the same share class of any other retail fund distributed by AIG SACS without a sales charge, except for SunAmerica Senior Floating Rate Fund, Inc. (where the reinstatement privilege applies to Class A and Class C shares only).”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUP1_MMPRO_4-08